J.P. Morgan Series Trust
Supplement dated December 27, 1999 to the following Prospectus:

J.P. Morgan Tax Aware Enhanced Income Fund, dated April 1, 1999

The following supplements the information under "FUND DETAILS" on page 9.

PERFORMANCE OF PRIVATE ACCOUNTS

The fund's investment objective and policies are substantially similar to those used by J.P. Morgan in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these private accounts and for the fund's benchmark index.

The performance of the Tax Aware Private Account Composite (the "Composite") does not represent the fund's performance nor should it be interpreted as indicative of the fund's future performance. The accounts in the Composite are not subject to the same regulatory requirements and limitations imposed on mutual funds. If the accounts included in the Composite had been subject to these regulatory requirements and limitations, their performance might have been lower. Additionally, although it is anticipated that the fund and the Composite will hold similar securities, their investment results may differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular fund holdings.

The performance of the Composite reflects the deductions of the fund's total operating expenses, after expense reimbursement, and the reinvestment of dividends and other distributions. The taxable-equivalent return is a measure of what a fully taxable fund would have to return in order to generate equivalent after-tax return using a 39.6% income tax rate. The performance information is the average annual total return of the Composite for the periods indicated as calculated pursuant to AIMR guidelines.

             Average Annual Returns Periods Ended December 31, 1998

                                                                                1 Yr            Since 7/1/96
------------------------------------------------------------------------------- --------------- -------------
Tax Aware Private Account Composite                                             3.88            3.81
------------------------------------------------------------------------------- --------------- -------------
------------------------------------------------------------------------------- --------------- -------------
Tax Aware Private Account Composite - Taxable-Equivalent @39.6%                 6.02            5.87
------------------------------------------------------------------------------- --------------- -------------
------------------------------------------------------------------------------- --------------- -------------
Merrill Lynch 3-month U.S. Treasury Bill Index (no expenses)                    5.23            5.32
------------------------------------------------------------------------------- --------------- -------------

     The fund's year-to-date1 total return as of 11/30/99 was 1.66%. The fund's year-to-date tax equivalent total return @ 39.6% as of 11/30/99 was 2.73%.

The Composite  currently  includes all  discretionary  accounts  managed by J.P.
Morgan using substantially similar investment strategy as the fund. The inception date for the Composite was July 1, 1996.

1 The fund commenced operations on 5/6/99. For the period 4/30/99 through 5/30/99 returns reflect the performance of J.P. Morgan Institutional Tax Aware Enhanced Income Fund (a separate class of shares). Performance during this period reflects operating expenses which are 0.25% of net assets lower than those of the fund. Accordingly, performance for the fund would have been lower if an investment had been made in the fund during the same time period.